EXHIBIT 32.1
                                                                 ------------



Certification of Chief Executive Officer



                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002



In connection with this quarterly report on Form 10-Q of Merit Medical Systems, Inc. I, Fred P. Lampropoulos, Chief Executive Officer of Merit Medical Systems, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Merit Medical Systems, Inc


Date: November 13, 2003              /s/ Fred P. Lampropoulos
                                     -------------------------------------
                                     Fred P. Lampropoulos
                                     Chairman of the Board, President
                                     and Chief Executive Officer